EXHIBIT 10.3.2
                                                                  --------------



                               AMENDMENT NUMBER 1

                          EXTENDED SYSTEMS INCORPORATED
                          EMPLOYEE STOCK PURCHASE PLAN



Extended Systems Incorporated, pursuant to and in accordance with the provisions of Section 20 of the Extended Systems Incorporated Employee Stock Purchase Plan, does hereby amend said Plan, effective as of June 30, 2000, as follows:

1. Section 2, paragraph (e), is replaced in its entirety with the following sentence:

"Compensation" shall mean all gross earnings, including commissions, bonuses and other incentive compensation, but excluding payments for overtime and shift premium.